January 28, 2020

SILK INVEST NEW HORIZONS FRONTIER FUND (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated October 28, 2019

Effective as of the date of this Supplement, the Fund’s Prospectus and Statement of Additional Information are amended to reflect that the Fund may invest up to 35% of its total assets in the securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the MSCI Frontier Markets Index.

The following Industry Concentration Risk is added to the Principal Investment Risks sections on pages 3-5 and 9-13 of the Prospectus:

Industry Concentration Risks. The Fund may invest up to 35% of its total assets in the securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the MSCI Frontier Markets Index. At any time the Fund has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political, and other factors that affect that industry group. Investment opportunities in many frontier market countries may be concentrated in the banking industry. In many frontier markets, banks are among the largest publicly-traded companies and their securities are among the most widely traded. The banking industry is a comparatively narrow segment of the economy generally, including in frontier market countries and, therefore, the Fund may experience greater volatility than portfolios investing in a less-concentrated fashion or a broader range of industries. Issuers in the banking industry may be subject to additional risks such as increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Fund’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in frontier markets.

The Investment Limitations section on page 13 of the Statement of Additional Information is modified by deleting Fundamental limitation A.7. Concentration, and replacing it with the following limitation:

7.	Concentration. The Fund will not invest 25% or more of its total assets in a particular industry, except that if, at the time of investment, an industry represents 20% or more of the Fund’s benchmark index, the Fund may invest up to 35% of its total assets in securities of companies in that industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2019, and retain it for future reference.